UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2022 (August 29, 2022)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road	Marysville	Ohio	43041
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 stated value	SMG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Cory J. Miller as Executive Vice President and Chief Financial Officer

On August 29, 2022, The Scotts Miracle-Gro Company (the “Company”) and Cory J. Miller, Executive Vice President & Chief Financial Officer, mutually agreed that he will depart his position as Executive Vice President & Chief Financial Officer effective immediately. Mr. Miller’s separation will be treated as an involuntary termination without cause for purposes of severance calculations.

Appointment of David C. Evans as Interim Chief Financial Officer

On August 31, 2022, the Company announced that its Board of Directors appointed David C. Evans, 59, as interim Chief Financial Officer, effective August 30, 2022. The Company is conducting a search process to fill the Chief Financial Officer role on a permanent basis.

Mr. Evans served as Chief Financial Officer of the Company from 2006 until 2013 and was named to its Board of Directors in 2018. He will remain on the Board of Directors, but will no longer serve on its Audit Committee or Finance Committee and will not serve on any NYSE required Board committees while he is serving as interim Chief Financial Officer. Mr. Evans served as the interim Chief Financial Officer of Cardinal Health, Inc., a global integrated healthcare services and products company, from September 2019 until May 2020, after a transition role beginning in July 2019, and as Executive Vice President and Chief Financial Officer of Battelle Memorial Institute, a private research and development organization, from 2013 until 2018. Mr. Evans is a director of Cardinal Health, Inc.

In connection with his appointment as interim Chief Financial Officer, Mr. Evans will receive a base salary of $140,625 per month, but will not participate in The Scotts Company LLC Amended and Restated Executive Incentive Plan. He will also receive a one-time grant of restricted stock units on September 1, 2022 having a grant date value of $1,075,000. The restricted stock units will vest ratably at the rate of 1/7 for each month or partial month of service between September 1, 2022 and March 31, 2023, subject to accelerated vesting at the discretion of the Compensation and Organization Committee. The vested shares of common stock will settle on March 31, 2023. Mr. Evans will also be eligible to participate in all Company benefit plans and the Company’s Executive Retirement Plan, and limited use of Company-owned aircraft for business and personal purposes. Mr. Evans will not receive any additional compensation for his board service while he serves as interim Chief Financial Officer.

A copy of the press release issued by the Company on August 31, 2022 announcing these changes is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On August 31, 2022, Scotts Miracle-Gro issued a news release correcting and updating forward-looking guidance of certain financial metrics. The news release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.

(d) Exhibits:

Exhibit No.	Description
99.1	News Release issued by The Scotts Miracle-Gro Company on August 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated:	September 1, 2022	By:	/s/ IVAN C. SMITH
Printed Name: Ivan C. Smith
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated September 1, 2022
The Scotts Miracle-Gro Company

Exhibit No.	Description
99.1	News Release issued by The Scotts Miracle-Gro Company on August 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)